Registration Nos. 33-81748
                                                                        811-8640


As filed via EDGAR with the  Securities  and Exchange  Commission on October 29,
1997

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 10

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 11

                        (Check appropriate box or boxes)

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
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               (Exact name of Registrant as specified in charter)

                              125 West 55th Street
                            New York, New York 10019
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               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (800) 618-9510

                                   ----------

                            Stephen Brent Wells, Esq.
                                    OFFITBANK
                               520 Madison Avenue
                            New York, New York 10022
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 with a copy to:
                              Carl Frischling, Esq.
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective:

           X      immediately  upon filing  pursuant to paragraph (b)
         _______  on _______ pursuant to paragraph (b)
         _______  on _______ pursuant to paragraph (a)(i)
         _______  75 days after filing pursuant to paragraph (a)(ii) on
         _______  on _______ pursuant to paragraph (a)(ii) of rule 485
         _______  60 days after filing pursuant to paragraph (a)(i)

         If appropriate, check the following box:

         _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

         The Registrant has registered an indefinite number or amount of its shares of common stock for each of its seven series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 20, 1994. The Registrant filed a Rule 24f-2 Notice for the fiscal year ended March 31, 1997 on July 24, 1997.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

N-1A Item No.                                  Location
-------------                                  --------

Part A                                         Prospectus Caption
------                                         ------------------

Item 1.     Cover Page                         Cover Page

Item 2.     Synopsis                           Not Applicable

Item 3.     Condensed Financial                Financial Highlights
            Information

Item 4.     General Description of
            Registrant                         The Company; Investment
                                               Objectives and Policies;
                                               Investment Policies and
                                               Techniques; Special Risk
                                               Considerations; Limiting
                                               Investment Risks; Appendix
                                               A

Item 5.     Management of the Fund             Management

Item 5A.    Management's Discussion of
            Fund Performance                   Not Applicable

Item 6.     Capital Stock and Other
            Securities                         How Distributions Are
                                               Made; Tax Information;
                                               Shareholder Communication

Item 7.     Purchase of Securities
            Being Offered                      About Your Investment;
                                               How the Company Values
                                               Its Shares

Item 8.     Redemption or Repurchase           About Your Investment;
                                               Redemption of Shares

Item 9.     Pending Legal Proceedings          Not Applicable

                                               Statement of Additional
Part B                                         Information Caption
------                                         -------------------

Item 10.    Cover Page                         Cover Page

Item 11.    Table of Contents                  Table of Contents

Item 12.    General Information and
            History                            Not Applicable

Item 13.    Investment Objectives and
            Policies                           Additional Information on
                                               Portfolio Instruments and
                                               Techniques; Additional
                                               Risk Considerations;
                                               Investment Limitations

Item 14.    Management of the Registrant       Management of the Fund

Item 15.    Control Persons and Principal
            Holders of Securities              General Information

Item 16.    Investment Advisory and
            Other Services                     Management of the Fund

Item 17.    Brokerage Allocation and           Portfolio Transactions
            Other Practices

Item 18.    Capital Stock and Other
            Securities                         General Information

Item 19.    Purchase, Redemption and
            Pricing of Securities              Management of the Fund;
            Being Offered                      Purchase of Shares;
                                               Redemption of Shares;

Item 20.    Tax Status                         Additional Information
                                               Concerning Taxes

Item 21.    Underwriters                       Distributor

Item 22.    Calculation of Performance
            Data                               Performance Calculations

Item 23.    Financial Statements               Report of Independent
                                               Accountants; Financial
                                               Statements
Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                    OCTOBER 29, 1997

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                              DJG VALUE EQUITY FUND

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DJG Value Equity Fund (the "Fund") is a diversified  investment portfolio of the
OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objectives are long-term appreciation and preservation of capital. The Fund will seek to achieve its objectives by researching and investing in equity securities priced at a discount to their intrinsic values. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event or combination thereof.


David J. Greene and Company, a registered investment adviser, serves as the Fund's investment adviser and manages the Fund's portfolio (the "Adviser"). The Adviser specializes in equity management with a value style orientation and currently manages in excess of $1.8 billion in assets for pension, profit sharing, endowment and individual accounts. The address of the Company is 125 West 55th Street, New York, New York 10019. Yield and other information regarding the Fund may be obtained by calling 1-800- 618-9510.


SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.

INVESTORS ARE ADVISED THAT (A) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (B) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              WHAT YOU NEED TO KNOW


Highlights..................................................................2
Financial Highlights........................................................3
The Company................................................................ 4
Investment Objectives and Policies......................................... 4
Investment Policies and Techniques......................................... 5
Limiting Investment Risks.................................................. 7
Management................................................................. 8
About Your Investment...................................................... 9
How the Company Values Its Shares.......................................... 9
How Distributions are Made: Tax Information................................10
Shareholder Communications ................................................10
Performance Information....................................................11
Counsel; Independent Accountants...........................................11

                                   HIGHLIGHTS

INTRODUCTION
DJG Value Equity Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objectives are long-term appreciation and preservation of capital.

FUND MANAGEMENT
David J. Greene and Company, a registered investment adviser and broker-dealer, serves as the Fund's Adviser.

SHARES OF THE FUND
Shares  of  the  Fund  are  sold  only  to  certain  life  insurance   companies
(collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Investment Policies and Techniques". The Fund invests at least 65% of its total assets in equity securities. See "Investment Objectives and Policies" and "Investment Policies and Techniques".

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights of the Fund for the period ended September 30, 1997. The information below has been derived from unaudited financial statements and notes in which are included in the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated. Further information about the performance of the Company is included in the Semi-Annual Report to Shareholders which may be obtained without charge by calling 1-800-618-9510.


                           VIF- DJG VALUE EQUITY FUND

                                                             For the period from
                                                         April 11, 1997* through
                                                              September 30, 1997
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.00
                                                                   --------

Income from Investment Operations:
    Net investment income                                              0.02
    Net realized and unrealized gains
       on investment transactions                                      3.24
                                                                   --------
Total income from investment operations                                3.26
                                                                   --------

Less Dividends from:
    Net investment income                                              0.00
                                                                   --------

Net change in net asset value per share                                3.26
                                                                   --------

Net asset value, end of period                                     $  13.26
                                                                   ========

Total return (a)                                                      32.60%(b)
Ratios/Supplemental Data:
    Net  assets  at end of year  (in  thousands)                   $  1,412
Ratios to average net assets:
    Expenses**                                                         1.25%(c)
    Net investment income                                              0.31%(c)
Portfolio turnover rate                                                  24%
Average commission rate paid (d)                                   $   0.0838


*     Commencement of operations
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been 5.14% annualized for Fund.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions
(b)   Not annualized.
(c)   Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                   THE COMPANY


The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.


Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund has investment objectives which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objectives of the Fund without thirty days prior written notice to shareholders. There is no assurance that the Fund will achieve its objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The investment objectives of the Fund are long-term appreciation and preservation of capital, which the Fund seeks to achieve by investing in undervalued securities and in special situations. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event - such as a major management change, substantial share repurchase, spin-off, split-up, restructuring, liquidation, acquisition or other catalyst. The Adviser attempts to manage the Fund so as to provide consistent absolute returns as well as outperform the S&P 500 over a market cycle by using a bottom up value-oriented approach to equity investment that stresses the purchase of securities with cash flow, reported earnings and asset value at a measured price.

The Adviser's investment philosophy is centered upon fundamental research with particular emphasis on event-driven special situations. Valuations are based on cash flow (defined as earnings plus non-cash charges, less required capital spending and working capital) rather than reported earnings in order to focus on underlying economics rather than accounting. Furthermore, the Adviser believes that management's capabilities and motivations with respect to the enhancement of shareholder value are particularly important in making investment decisions. Generally, the sale of a security will be based upon factors such as (i) an increase in the share price which adequately reflects the original investment premise, (ii) any other significant increase in the market valuation of a stock relative to its true economic value (a narrowing of the price value gap); (iii) availability of alternative investments with greater ratios of reward to risk; and (iv) perceived deterioration of the issuer's operations which may adversely affect the underlying value of the security. Turnover will be influenced by sound investment practices related to the Fund's objectives, and the need for funds in the event of redemptions of the Funds shares.

Investments for the Fund will be made by the Adviser on a stock by stock basis without regard to market timing. Cash reserves for the Fund will fluctuate based upon individual investment decisions as well as purchases and new redemptions of the Fund's shares.


The Fund will normally invest its assets, at least 65% of total assets, in a diversified portfolio of equity securities, including common stocks, rights, and warrants to subscribe for or purchase common stocks. The Fund may purchase listed and unlisted common and preferred stocks, securities of companies in bankruptcy, fixed income securities which are convertible into equity securities, as well as write covered call options on such equity securities. In addition, the Fund may invest in "risk arbitrage positions", which include securities that may become exchangeable for cash or other securities as a result of the issuer being an announced candidate for a merger, acquisition, restructuring or similar transaction, or securities the issuer of which has been the subject of a filing on Schedule 13D under the Securities Exchange Act of 1934. Dividends and interest are not prime considerations in the purchase of securities but are considered in relation to the total expected return of the investment. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. Cash reserves may be invested in short-term fixed income instruments including money market funds, certificates of deposit and commercial paper.



                       INVESTMENT POLICIES AND TECHNIQUES

WARRANTS
The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.


COVERED CALL OPTIONS
To assist in the management of its portfolio and to enhance the Fund's performance, the Fund may engage in the writing (selling) of call option contracts on securities at such times as the Adviser shall determine to be appropriate. However, options shall be written solely as "covered" call options, that is, options on securities that the Fund owns. The fund will write covered call options on securities held in the portfolio at the exercise price which would approximate the price at which the Adviser would desire to sell the security. The Fund will not write covered call options on portfolio securities having an aggregate value in excess of 20 percent of the Fund's net assets. A call option gives the purchaser of the option the right to buy a security from a writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.

The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it desires to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a national securities exchange.

Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objective.

CORPORATE REORGANIZATIONS
The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgement of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

PORTFOLIO TRANSACTIONS

All orders for transactions in securities and any other investments on behalf of the Fund will be placed with broker-dealers selected by the Adviser. The Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and in the national over-the-counter market as agent and retain commissions in accordance with certain regulations of the Securities and Exchange Commission (the "SEC") and procedures adopted by the Fund's Board of Directors. In addition, the Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received. In placing orders, it is the policy of the Fund to obtain the net best results taking into account the broker's general execution and operational facilities as well as the type of transaction involved. While the Adviser generally seeks a competitive price in placing its orders, the Fund may not necessarily be paying the lowest price available. In accordance with procedures adopted by the Board of Directors, in order for the Adviser, as an affiliated person, to be permitted to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.


Investment decisions for Fund are made independently from those for other accounts advised or managed by the Adviser, including accounts designated as proprietary. However, since the research resources and Investment Committee process of the Adviser are common to all accounts, including the Fund, all such other accounts are prepared to invest in, or desire to dispose of, the same securities at the same time as the Fund, and transactions in such securities will be made, insofar as feasible, for the respective accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives including tax considerations for individual accounts, a particular security may be purchased for the Fund or such other accounts when the Fund or such other accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts, including proprietary accounts, in order to obtain best execution in accordance with the Fund's Code of Ethics and applicable SEC no-action positions on this subject.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, such an investment otherwise meets its criteria, such as a closed-end investment company selling at a discount to its net asset value. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objectives and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER
The Adviser's investment style usually requires a holding period of one year or more, however, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 50% in any one year.


                            LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

         1. The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         2. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         3. The Fund may not borrow money except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets, and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of the Fund's total assets.

          4. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this

Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (3) and the restrictions on illiquid investments described in (4) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


                                   MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers. The Management of the Fund's portfolio, including the placement of purchase and sale orders, is the responsibility of the investment adviser.

INVESTMENT ADVISER
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .80% of the Fund's average daily net assets.


David J. Greene & Company ("the Adviser") is an investment adviser and broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc. (the "NASD"). The Firm, established as a partnership in 1952, is located at 599 Lexington Avenue, New York, N.Y. 10022. As of September 30, 1997, the Adviser had investment management authority with respect to approximately $___ billion of assets for pension, profit sharing, endowment and individual accounts. The partnership consists of fourteen partners and a staff of twenty-one professional and support persons, all of whom devote their full time to the business. The Adviser specializes in equity management with a value style orientation.


PORTFOLIO  MANAGER
Erwin A. Zeuschner, a Senior Partner of David J. Greene and Company for the past 17 years, is primarily responsible for the daily management of the Fund. Mr. Zeuschner will undertake his responsibilities under guidelines established by the Adviser's Investment Committee, consisting of Alan I. Greene, Robert J. Ravitz, Michael C. Greene and David R. Pedowitz in addition to himself.


ADMINISTRATOR, FUND ACCOUNTING, CUSTODIAN AND TRANSFER AGENT
BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. Pursuant to an Administration Agreement between the Company and BISYS, BISYS is entitled to a monthly fee, based on annual rate of .15% of aggregate average daily net assets of the Company as compensation for its administrative services. BISYS may waive this fee from time to time. BISYS Fund Services, Inc. provides transfer agency services, dividend disbursing services and fund accounting for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 3435 Stelzer Road, Columbus, Ohio 43219. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, custody, transfer agency, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.


                              ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios offered through the Account on the basis of their respective net asset values.

                        HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends monthly from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.


TAX MATTERS

THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS


It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' account in the Fund.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                             PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard and Poor's Corporation . The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.


Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.


The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                    OCTOBER 29, 1997

-------------------------------------------------------------------------------


                        OFFITBANK VIF-U.S. SMALL CAP FUND

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


OFFITBANK VIF-U.S. Small Cap Fund (the "Fund") is a diversified investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller companies located in the United States. Up to 10% of the Fund's portfolio may be in companies located outside the United States. At least 65% of the Fund's portfolio will consist of securities of smaller portfolio companies with a capitalization of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as warrants and convertible debt securities. The Fund intends to invest primarily in publicly-held companies.

THE FUND WILL INVEST IN SMALL CAPITALIZATION ISSUERS WHICH ARE MORE VOLATILE THAN INVESTMENTS IN ISSUERS WITH MARKET CAPITALIZATION GREATER THAN $1 BILLION DUE TO THE LACK OF DIVERSIFICATION IN THE BUSINESS ACTIVITIES, AND CORRESPONDING GREATER SUSCEPTIBILITY TO CHANGES IN THE BUSINESS CYCLE OF SMALL CAPITALIZATION ISSUERS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The address of the
Company is 125 West 55th Street, New York, New York 10019. Rockefeller & Co., Inc. (the "Sub- Adviser") has been engaged to provide investment advisory services, including portfolio management, to the Fund, subject to the supervision of the Adviser. Information regarding the Fund may be obtained by calling 1-800-618-9510.

SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.

INVESTORS ARE ADVISED THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        WHAT YOU NEED TO KNOW


Highlights..................................................................2
Financial Highlights........................................................3
The Company................................................................ 4
Investment Objective and Policies.......................................... 4
Investment Policies and Techniques......................................... 5
Special Risk Considerations................................................ 8
Limiting Investment Risks..................................................10
 Management................................................................10
About Your Investment......................................................11
How the Company Values Its Shares..........................................12
How Distributions are Made: Tax Information............................... 13
Shareholder Communications ............................................... 13
Performance Information................................................... 14
Counsel; Independent Accountants.......................................... 14

                                   HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-U.S. Small Cap Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation.

FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company serves as the Fund's Adviser. Rockefeller & Co., Inc. serves as Sub-Adviser to the Fund and manages the Fund's portfolio of investements.

SHARES OF THE FUND
Shares  of  the  Fund  are  sold  only  to  certain  life  insurance   companies
(collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations". The Fund generally invests at least 65% of its total assets in securities of smaller portfolio companies with a capitalization of $1 billion or less at the time of purchase. See "Investment Objective and Policies" and "Special Risk Considerations".

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights of the Fund for the period ended September 30, 1997. The information below has been derived from unaudited financial statements and notes which are included in the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated. Further information about the performance of the Company is included in the Semi-Annual Report to Shareholders which may be obtained without charge by calling 1-800-618-9510.


                             VIF-U.S. SMALL CAP FUND

                                                            For the period April
                                                               11, 1997* through
                                                              September 30, 1997
-------------------------------------------------------------------------------

Net asset value, beginning of period                                $ 10.00
                                                                   --------

Income from Investment Operations:
    Net investment loss                                               (0.01)
    Net realized and unrealized gains
       on investment transactions                                      3.19
                                                                   --------
Total income from investment operations                                3.18
                                                                   --------

Less Dividends from:
     Net investment income                                             0.00
                                                                   --------

Net change in net asset value per share                                3.18
                                                                   --------

Net asset value, end of period                                     $  13.18
                                                                   ========

Total Return (a)                                                      31.80%(b)
Ratios/Supplemental Data:
     Net assets at end of year (in thousands)                      $  1,308
Ratios to average net assets
     Expenses**                                                        1.50%(c)
     Net Investment Income                                            (0.31%)(c)
Portfolio turnover rate                                                  28%
Average commission rate paid (d)                                   $   0.0403


*     Commencement of operations
**    During  the  period,   certain  fees  were  voluntarily  reduced  and/or
      reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been and 6.68% annualized for the Fund.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions
(b)   Not annualized.
(c)   Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                   THE COMPANY


The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.


Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objective of the Fund without thirty days prior written notice to shareholders. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The investment objective of the Fund is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller publicly-held companies located in the United States. Up to 10% of the Fund's portfolio, however, may consist of securities of companies located outside the United States. At least 65% of the Fund's portfolio will consists of securities of smaller companies with a capitalization of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as convertible debt securities and warrants. The Fund intends to invest primarily in publicly-held companies.

The Fund will invest primarily in companies which are expected to meet most of the following criteria: the company should have a market position in a fast growing segment of the economy, good management, preferably a leading position in its business, superior financial returns (i.e., primarily return on assets and invested capital) with ability to self-finance, and a reasonable market valuation. While the Fund will not generally invest in start-ups, it may invest in stock of companies' initial public securities offerings and companies having only a few years' operating history.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in companies which have undervalued assets and in special situations. Special situations might include private placements, fixed-income securities, cyclically depressed companies or take-over candidates. In analyzing convertible debt securities, the Sub- Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

The Fund will have a diversified portfolio. It will not ordinarily acquire more than 5% of its assets in the equity securities of any single issuer, although the holding of higher equity percentages will be considered under some circumstances. In furthering its objective, the Fund may also engage in indirect investments as discussed below, including investments in mutual funds, funds directed by other investment advisers or other pooled vehicles, (although the Sub-Adviser does not currently intend to invest in registered investment companies). Such investments will not exceed 10% of the portfolio. In the case of mutual funds, funds directed by other investment advisers or other pooled vehicles, such investments may be subject to management fees including performance fees which will be reflected in the net asset value of such securities. The Fund's management may alter the proportion of the portfolio invested for defensive purposes in order to respond to market conditions.

Trading policy (as opposed to investment policy) is determined by market conditions and is not constrained by tax considerations.

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of capital appreciation. The Fund believes that investments that meet its objective potentially offer above average return, but they are higher risk investments and are expected to fluctuate more widely in price than the general market. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $1 billion due to the lack of diversification in the business activities, limited product lines, markets or financial resources, and correspondingly greater susceptibility to changes in the business cycle of small capitalization issuers. Smaller capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. This investment policy involves the risks that the changes or trends identified by the Sub-Adviser will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Fund will not benefit as anticipated from such changes or trends.

The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking capital appreciation. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.

Under normal circumstances, the Fund may invest up to 10% of its assets in other
types  of  securities   including  equity  securities  and  nonconvertible  debt
securities of U.S. and non-U.S. issuers.

                       INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value could be affected by changes in exchange rates. See "Special Risk Considerations."

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may be authorized to use a variety of investment strategies to hedge various market risks such as broad or specific market movements (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use cross currency hedges as a portfolio management strategy. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency positions. See "Special Risk Considerations - Risks of Hedging and Other Strategic Transactions". The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) enter into currency transactions. The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from currency exchange rate fluctuations. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place liquid securities or cash not available for investment in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

CONVERTIBLE SECURITIES. The Fund may invest up to 10% of its assets in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

OTHER INVESTMENT COMPANIES AND POOLED VEHICLES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies, including mutual funds, investment partnerships and other pooled investment vehicles. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Sub-Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies or pooled investment products in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Sub-Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash and/or invest its assets in high quality debt securities or money market instruments of U.S. issuers.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in high quality money market instruments of U.S. Issuers.

PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                           SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) changes in the actual and perceived creditworthiness of the issuers of such securities, (2) factors affecting the industry in which the issuer operates, such as competition or technological advances and (3) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

FOREIGN SECURITIES
The Fund may invest up to 10% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United

States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resources self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES
When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

                            LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

         1. The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         2. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         3. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 30% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          4. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.


The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (3) and the restrictions on illiquid investments described in (4) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


                                   MANAGEMENT

The business and affairs of the Fund are managed under the general direction and
supervision  of  the  Company's  Board  of  Directors.   The  Fund's  day-to-day
operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $8.8 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal business address of the Advisor is 520 Madison Avenue, New York, New York 10022.


THE SUB-ADVISER AND PORTFOLIO MANAGER

The Sub-Adviser, Rockefeller & Co., Inc., subject to the overall supervision of the Adviser, provides the Fund with investment advisory services, including portfolio management, pursuant to an Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a private investment advisory and management firm established by the Rockefeller Family to serve its own needs and those of a small number of other persons and institutions. As of September 30, 1997, the Sub-Adviser managed over $__ billion in assets. The Sub-Adviser, with offices at 30 Rockefeller Plaza, New York, New York 10112, is an indirect, wholly-owned subsidiary of the Rockefeller Family Trust.


The Sub-Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Sub-Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a fee from OFFITBANK, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.


PORTFOLIO MANAGER
Jane A. Freeman, an investment manager with the Sub-Adviser since 1988, is primarily responsible for the day-to- day management of the Fund's portfolio. Ms. Freeman has been the portfolio manager of other small capitalization equity investment vehicles managed by the Sub-Adviser. She received a B.A. from Cornell University in 1975, a License from the University of Louvain (Belgium) in 1977, and an M.B.A. (with distinction) from Cornell University in 1978.

ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTING AND TRANSFER AGENT
BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. Pursuant to an Administration Agreement between the Company and BISYS, BISYS is entitled to a monthly fee, based on an annual rate of .15% of aggregate average daily net assets of the Company as compensation for its administrative services. BISYS may waive this fee from time to time. BISYS Fund Services, Inc. provides transfer agency services, dividend disbursing services and fund accounting for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 3435 Stelzer Road, Columbus, Ohio 43219. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, custody, transfer agency, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.


                              ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's principal underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                        HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS

The Fund will declare and distribute monthly from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS

THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested), or deemed to be received in accordance with certain provisions of the Code.

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuity contracts, respectively, under the Code. If the foregoing requirements are not met, then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS


It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts in the Fund.


Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                             PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Russell 2000 (total return), and S&P SmallCap Index (total return). The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.


Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.


The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              125 West 55th Street
                            New York, New York 10019
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                January 31, 1997
                           As Revised October 29, 1997


The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are DJG Value Equity Fund (the "Value Equity Fund"), OFFITBANK VIF-U.S. Government Securities Fund ("U.S. Government Fund") , OFFITBANK VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFITBANK VIF-High Yield Fund ("High Yield Fund"), OFFITBANK VIF-Emerging Markets Fund ("Emerging Markets Fund"), OFFITBANK VIF-Global Convertible Fund ("Global Convertible
Fund"),  OFFITBANK  VIF-Total  Return  Fund  ("Total  Return  Fund"),  OFFITBANK
VIF-Latin America Equity Fund (the "Latin America Equity Fund"), OFFITBANK VIF-CVO Greater China Fund (the "Greater China Fund") and OFFITBANK VIF-Mortgage Securities Fund (the "Mortgage Securities Fund").

This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of the following portfolios only: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund, Global Convertible Fund, Total Return Fund, Latin America Equity Fund and Mortgage Securities Fund are advised by OFFITBANK. OFFITBANK has retained Rockefeller & Co., Inc. ("Rockefeller & Co.") as Sub-Adviser to the U.S. Small Cap Fund. The Value Equity Fund is advised by David J. Greene & Company ("DJ Greene"). The Greater China Fund is advised by CVO Greater China Partners, L.P. As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund. Any reference to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund or Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund or Funds.

This Statement of Additional Information is NOT a prospectus and is only authorized for distribution when preceded or accompanied by an effective Prospectus. Copies of each Prospectus may be obtained by an investor without charge by writing or calling the Company at the address and telephone number set forth above.

-------------------------------------------------------------------------------



                                TABLE OF CONTENTS



                                                                           PAGE
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
AND TECHNIQUES............................................................    3
ADDITIONAL RISK CONSIDERATIONS............................................   17
INVESTMENT LIMITATIONS....................................................   19
MANAGEMENT OF THE FUNDS...................................................   21
PORTFOLIO TRANSACTIONS....................................................   30
PURCHASE OF SHARES........................................................   31
REDEMPTION OF SHARES......................................................   31
PERFORMANCE CALCULATIONS..................................................   32
ADDITIONAL INFORMATION CONCERNING TAXES...................................   33
DETERMINATION OF NET ASSET VALUE..........................................   34
GENERAL INFORMATION.......................................................   36
FINANCIAL STATEMENTS......................................................   38
-------------------------------------------------------------------------------



               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                   TECHNIQUES

Information concerning each Fund's investment objective is set forth in each fund's Prospectus under the heading "Investment Objectives and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK, DJ Greene, or Rockefeller & Co., as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES

Collateralized Mortgage Obligations ("CMOs"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Each Fund may make loans which are short-term (nine months or less) or long-term. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by and to the extent authorized to do so, each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES

GENERAL. Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA). Set forth below is additional information concerning convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks and/or in the case of Funds other than the U.S. Small Cap Fund, to manage the effective maturity or duration of debt instruments held by a Fund. In addition, the Value Equity Fund may enter into transactions to seek to increase a Fund's income or gain. The U.S. Government Fund currently intends to pursue such transactions only to hedge its exposure to foreign currencies versus the U.S. dollar. The discussion below supplements the discussion in each Fund's Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, each Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, each Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". Each Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in its Prospectus, each Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

If and to the extent authorized to do so, a Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the

Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. Each Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                         ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as each of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

If and to the extent authorized to do so, each Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing each Fund's net investment income. See "Additional Information Concerning Taxes".

ILLIQUID SECURITIES

If and to the extent authorized to do so, each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The relevant Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The relevant Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

                             INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

    (1) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

    (2) make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and
            (c) enter into repurchase agreements with respect to portfolio securities;

    (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

    (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

    (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

    (7) sell securities short (except for short positions in a futures contract or forward contract);

    (8) invest for the purpose of exercising control over management of any company;

    (9)     invest   directly  in  interests  in  oil,  gas  or  other   mineral
            exploration development programs or mineral leases;

   (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

   (11) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

   (12)     invest in puts,  calls straddles or spreads,  except as described in
            (11) above.

With respect to the U.S. Government Fund, the U.S. Government Fund has adopted the following fundamental investment restriction: the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Note that each of the Funds is also subject to this fundamental restriction as described under "Limiting Investment Risks" in each such Funds' Prospectus.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as described under "General Information--Capital Stock". Restrictions (7) through (12) are nonfundamental policies of each Fund, and may be changed by a vote of the Company's Board of Directors.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.

                           POSITION(S)       PRINCIPAL
                           HELD WITH         OCCUPATION(S)
NAME, ADDRESS AND AGE      THE COMPANY       PAST 5 YEARS
---------------------      -----------       ------------


Morris W. Offit, 60*       Chairman of the   President and Director,
OFFITBANK                  Board, President  OFFITBANK (1983 - present).
520 Madison Avenue         and Director      Chairman of the Board, President
New York, NY  10022                          and Director of OFFITBANK
                                             Investment Fund, Inc.


Edward J. Landau, 70       Director          Member, Lowenthal, Landau
Lowenthal, Landau,                           Fischer & Bring, P.C. (1960 -
Fischer & Bring, P.C.                        present); Director, Revlon Group
250 Park Avenue                              Inc. (cosmetics), Revlon Consumer
New York, NY 10177                           Products Inc. (cosmetics),
                                             Pittsburgh Annealing Box (metal
                                             fabricating) and Clad Metals Inc.
                                             (cookware).



-----------------
*    "Interested person" as defined in the 1940 Act.

The Very Reverend              Director       Retired; formerly Dean of
James Parks Morton, 58                        Cathedral of St. John the Divine
Cathedral of St. John the                     (1972 - 1996).
Divine
1047 Madison Avenue
New York, NY  10025


Wallace Mathai-Davis, 53       Secretary and  Managing Director, OFFITBANK
OFFITBANK                      Treasurer      (1986 - present).  Secretary and
520 Madison Avenue                            Treasurer of OFFITBANK
New York, NY  10022                           Investment Fund, Inc.


Stephen Brent Wells, 53        Assistant      Managing Director, OFFITBANK
OFFITBANK                      Treasurer      (1994 - present); General Counse
520 Madison Avenue                            Gabelli Funds, Inc. (1993 - 1994
New York, NY  10022                           General Counsel and President,
                                              Funds Group, Goldman Sachs Asset
                                              Management (1989 - 1993).


Vincent M. Rella,  45          Assistant      Controller, OFFITBANK
OFFITBANK                      Treasurer      (1986 - present).
520 Madison Avenue
New York, NY 10022


Ellen Stoutamire, 48           Assistant      Vice President,  Client Legal
BISYS Fund Services            Secretary      Services, BISYS Fund Services;
3435 Stelzer Road                             Associate Counsel, Franklin
Columbus, Ohio 43219                          Templeton Mutual Funds; Vice
                                              President and General Counsel,
                                              Pioneer Western Corporation.


Matthew Constancio, 33         Assistant      Associate Manager, Client Legal
BISYS Fund Services            Secretary      Services, BISYS Fund Services
3435 Stelzer Road                             (November 1996 to present);
Columbus, Ohio 43219                          Previously, Mutual Fund
                                              Administrator, Payden & Rygel
                                              Investment Group.


Alaina V. Metz, 30             Assistant      Chief Administrative Officer of
BISYS Fund Services            Secretary      BISYS Fund Services from June
3435 Stelzer Road                             1995 to present. Previously,
Columbus, Ohio 43219                          Supervisor of Blue Sky Department
                                              at Alliance  Capital  Management,
                                              May 1989 to June 1995.

 The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


                         ESTIMATED DIRECTOR COMPENSATION
                            (FOR CALENDAR YEAR 1997)
                                                                                                 TOTAL
                                                     PENSION OR                                  COMPENSATION
                                                     RETIREMENT            ESTIMATED             FROM REGISTRANT
                               AGGREGATE             BENEFITS              ANNUAL                AND FUND
                               COMPENSATION          ACCRUED               BENEFITS              COMPLEX* PAID
NAME OF PERSON, POSITION       FROM REGISTRANT       AS PART OF FUND       UPON                  TO DIRECTORS
                                                     EXPENSES              RETIREMENT

Morris W. Offit                   $0,000                    0                    N/A                   $0

Edward J. Landau                  $5,000                    0                    N/A              $20,000

The Very Reverend                 $5,000                    0                    N/A              $20,000
  James Parks Morton


* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.


INVESTMENT ADVISER

U.S. SMALL CAP FUND, U.S. GOVERNMENT FUND, HIGH YIELD FUND, EMERGING MARKETS FUND AND GLOBAL CONVERTIBLE FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, except in the case of the U.S. Small Cap Fund, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 1.00% of U.S. Small Cap Fund's average daily net assets, 0.40% of U.S. Government Fund's average daily net assets 0.85% of the first

$200,000,000 and 0.75% on amounts in excess thereof of VIF-High Yield Fund's average daily net assets, 0.85% of the first $200,000,000 and 0.75% on amounts in excess thereof of VIF- Emerging Markets Fund's average daily net assets, 0.80% of the first $200,000,000 and 0.70% on amounts in excess thereof of VIF-Investment Grade Global Debt Fund's average daily net assets and 0.90% of VIF-Global Convertible Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. For the period ended March 31, 1997, the Adviser earned and waived fees of $76,943 and $13,449 for the High Yield and Emerging Markets Funds, respectively.

Unless sooner terminated, the Advisory Agreement provides that it will continue in effect as to a particular Fund until February 28, 1997 and for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information--Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

VALUE EQUITY FUND

David J. Greene & Company ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the New York Stock Exchange. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.


DJ Greene is an investment adviser and broker-dealer registered with the SEC and the NASD. The Firm, established as a partnership in 1952, is located at 599 Lexington Avenue, New York, N.Y. 10022. As of September 30, 1997, DJ Greene had investment management authority with respect to approximately $1.8 billion of assets for pension, profit sharing, endowment and individual accounts. The partnership consists of fourteen partners and a staff of twenty-one professional and support persons, all of whom devote their full time to the business. DJ Greene specializes in equity management with a value style orientation.


For its services under the Advisory Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of .80% of the Value Equity Fund's average daily net worth. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders. The Value Equity Fund will not be required to reimburse DJ Greene for any advisory fees waived.

The DJ Greene Agreement, dated September 3, 1996, was approved by the Company's Board of Directors on July 17, 1996, for an initial two year period. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Company and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information" - Capital Stock") of the outstanding shares of the Value Equity Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes case in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or DJ Greene on 60 days' written notice and will terminate immediately in the event of its assignment.

SUB-ADVISER - U.S. SMALL CAP FUND


Rockefeller & Co., Inc. subject to the review and overall supervision of the Adviser, is responsible for managing the investment portfolio of the U.S. Small Cap Fund. Rockefeller & Co. is a registered investment adviser under the Investment Advisers Act of 1940. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of September 30, 1997, Rockefeller & Co. managed over $4.1 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients. Rockefeller & Co. provides comprehensive investment management services in the global equity and fixed- income markets. It allocates capital to asset classes with superior investment return potential, commensurate with the overall financial objectives and risk tolerances of its clients. Each asset class employed is managed by a specialized investment unit with dedicated investment and research professionals suited to its particular asset class or geographic region. Rockefeller & Co. maintains offices in New York, London and Hong Kong.



Rockefeller & Co. has been retained to provide sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between Rockefeller & Co. and OFFITBANK (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, OFFITBANK has delegated to Rockefeller & Co. the authority and responsibility to make and execute portfolio investment decisions for the U.S. Small Cap Fund within the framework of the U.S. Small Cap Fund's investment objectives, policies and restrictions, and subject to review by OFFITBANK and the Board of Directors of the Company. The Sub-Advisory Agreement provides that OFFITBANK, and not the U.S. Small Cap Fund will pay to Rockefeller & Co. monthly compensation based on the average daily net assets of the U.S. Small Cap Fund at the annual rate of 1.00%.

The Sub-Advisory Agreement, dated September 3, 1996, was approved by the Fund's Directors on July 17, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the Fund or Rockefeller & Co. at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the 1940 Act or upon termination of the Advisory Agreement. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period, and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser or DJ Greene were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, with its principal office at 125 West 55th Street, New York 10019, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, FUND ACCOUNTING, CUSTODY AND TRANSFER AGENCY SERVICES

BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") provides the Company with administrative services pursuant to an Administration Agreement dated October 1, 1996 (the "Administration Agreement"). BISYS Fund Services, Inc. provides the Company with fund accounting services pursuant to a Fund Accounting Agreement dated October 1, 1996 (the "Fund Accounting Agreement"). Both the Administration Agreement and the Fund Accounting Agreement became effective on January 1, 1997 and continue to be in effect until January 1, 1998 and from year to year thereafter if such continuances are approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).

Pursuant to the Administration Agreement, BISYS performs certain administrative and clerical services, including calculating the net asset value of each Fund, certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments and maintenance of certain books and records; and certain services to the Company's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. BISYS also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Administration Agreement, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Company: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Company operations, including custodian, accountants and counsel and other parties performing services or operational functions for the Company. As compensation for its administrative services, BISYS receives a monthly fee, based on an annual rate of .15% of aggregate average daily net assets of the Funds plus an annual fee of $30,000 for each Fund. From January 1, 1997 to

March 31, 1997, BISYS earned administrative services fees and fund accounting fees, amounting to $6,868 and $7,500, respectively, for the High Yield Fund and $1,236 and $7,500, respectively, for the Emerging Markets Fund. During the same period, BISYS waived the administrative service fees for each Fund.

BISYS Fund Services, Inc. serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. has agreed, among other things, to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning each Funds' operations. Each Fund pays BISYS Fund Services, Inc. such compensation as may be agreed upon from time to time. The Transfer Agency Agreement continues in effect until January 1, 1998 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. From January 1, 1997 to March 31, 1997, BISYS earned transfer agent fees amounting to $170 for the High Yield Fund and $124 for the Emerging Markets Fund.


From the inception of the High Yield Fund (April 1, 1996) and the Emerging Markets Fund (August 26, 1996) through December 31, 1996, (collectively, the "Relevant Periods") Furman Selz LLC ("Furman Selz") provided the Company with Administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement. During the Relevant Periods, Furman Selz earned and waived fees of $6,710 for the High Yield Fund and $1,005 for the Emerging Markets Fund for administrative services rendered. As Administrator, Furman Selz provided the Funds with fund accounting and related services. For these services Furman Selz was paid a fee of $2,500 per month.
During the Relevant Periods, Furman Selz earned fees of $22,500 for the High Yield Fund and $7,500 for the Emerging Markets Fund. Furman Selz also acted as Transfer Agent for the Funds and received reimbursement of certain expenses plus a per account fee of $15.00 per year. During the Relevant Periods, Furman Selz earned fees of $697 for the High Yield Fund and $414 for the Emerging Markets Fund for transfer agency services.


The Bank of New York ("BONY") serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Company's Board of

Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

The Chase Manhattan Bank, N.A. ("Chase") serves as the Company's custodian, with respect to the Emerging Markets Fund only, pursuant to a custodian agreement (the "Chase Custodian Agreement") with the Company. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Chase
Custodian Agreement, Chase has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase is authorized under the Chase Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Chase remains responsible for the performance of all of its duties under the Chase Custodian Agreement. Chase is entitled to receive monthly fees under the Chase Custodian Agreement based upon the types of assets held by each Fund, at the annual rate of .0865% on the first $10 million and .05% on amounts in excess thereof for assets held in the United States and .20% on the first $10 million and .15% on amounts in excess thereof for assets held outside the United States, except that with respect to assets held in certain emerging market countries, the annual fee shall be .30% of such Fund's assets held in the particular type of security. The Chase Custodian Agreement continues in effect until December 31, 1996 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK, BISYS and BISYS Fund Services, Inc. bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. Rockefeller & Co., however, under the supervision of the Adviser, is primarily responsible for the portfolio decisions and the placing of the portfolio transactions for the U.S. Small Cap Fund.

With respect to the U.S. Government Fund High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser, DJ Greene or Rockefeller & Co., as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser, DJ Greene and Rockefeller & Co. may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the High Yield Fund for the period April 1, 1996 (commencement of operations) through March 31, 1997 was 4%. The turnover rate for the Emerging Markets Fund for the period August 28, 1996 (commencement of operations) through March 31, 1997 was 96%.

                               PURCHASE OF SHARES

The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of each of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                              REDEMPTION OF SHARES

The Company may suspend  redemption  privileges  or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                            PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by funding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

         P (1+T)^n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

              Aggregate Total Return = [( ERV ) - 1]
                                          ---
                                           P

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

              Yield = 2 [ (a-b +1)^6 - 1]
                           ---
                           cd


Where: a =  dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.


The total return of the High Yield Fund since April 1, 1996 (inception) through March 31, 1997 was 11.90%. The total return of the Emerging Markets Fund since August 28, 1996 (inception) through March 31, 1997 was 8.29%. The total return of the Value Equity Fund since April 11, 1997 (inception) through September 30, 1997 was 32.60%. The total return of the U.S. Small Cap Fund since April 11, 1997 (inception) through September 30, 1997 was 31.80%.


The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Each Fund intends to qualify to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986 (the "Code"). If so qualified, each Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if each Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the 4% federal excise tax otherwise applicable to the RIC's on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from any Funds are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectuses used in connection with the issuance of their particular contracts or policies.

                        DETERMINATION OF NET ASSET VALUE

The Company values the shares of each Fund daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Reverend Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by a Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

To the extent a Fund invests in foreign securities, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors. Similarly, market movements can occur with respect to foreign securities on days on which an investor does not have access to the Fund.

                               GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the

Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

INDEPENDENT ACCOUNTANTS

Price  Waterhouse  LLP serves as the  independent  accountants  for the Company.
Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to each of the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

As of October 2, 1997, the Trustees and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the shareholders listed below owned of record more than five percent of the following Portfolios:

                                                                            Shares of                       % of
                          Shareholder                                    Portfolio Owned              Portfolio Owned
                          -----------                                    ---------------              ---------------

EMERGING MARKETS FUND:


C M Life                                                                   452,675.017                    84.327%*
c/o Continuum
301 West 11th Street

Kansas City, Missouri 64105-1634


Security Equity Life Insurance Co.                                          80,765.878                    15.045%
84 Business Park Drive

Armonk, New York 10504-1711

HIGH YIELD FUND:


C M Life                                                                  2,065,772.381                   77.700%*
c/o Continuum
301 West 11th Street

Kansas City, Missouri 64105-1634


Security Equity Life Insurance Co.                                         589,506.594                    22.173%
84 Business Park Drive

Armonk, New York 10504-1711

DJG VALUE EQUITY FUND:


Security Equity Life Insurance Co.                                         106,452.370                     100%*
84 Business Park Drive

Armonk, New York 10504-1711


U.S. SMALL CAP FUND:


Security Equity Life Insurance Co.                                          99,214.049                     100%*
84 Business Park Drive

Armonk, New York 10504-1711



--------
* May be deemed to  "control"  the Fund as that term is  defined  under the 1940
Act.

                              FINANCIAL STATEMENTS


The audited financial statements for the OFFITBANK VIF-Emerging Markets Fund and the OFFITBANK VIF-High Yield Fund for the period ended March 31, 1997 are incorporated herein by reference to the Company's Annual Report to Shareholders dated March 31, 1997. The unaudited financial statements for the DJG Value Equity Fund and the OFFITBANK VIF-U.S. Small Cap Fund for the period ended September 30, 1997 and the unaudited statement of assets and liabilities for each such Fund for the period ended September 30, 1997 are included herein. The March 31, 1997 financial statements are incorporated herein in reliance upon the report of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      STATEMENT OF OPERATIONS (unaudited)
                           VIF- DJG Value Equity Fund
         For the period from April 11, 1997* through September 30, 1997
--------------------------------------------------------------------------------
Investment Income:
  Interest                                              $    4,722
  Dividends                                                  4,438
                                                        ----------
                                                                       $  9,160

Expenses:
   Advisory (Note 3)                                          4691
   Administration (Note 3)                                     880
   Fund accounting (Note 3)                                 14,584
   Amortization of organization expenses                       858
   Legal                                                       940
   Audit                                                     7,488
   Miscellaneous                                               821
                                                        ----------
       Total expenses before waivers/ reimbursements                     30,262
       Less expenses waived/ reimbursed (Note 3)                        (22,926)
                                                                       --------
       Net expenses                                                       7,336

                                                                       --------
Net Investment Income                                                     1,824
                                                                       --------
Realized and Unrealized Gains on Investments:
       Net realized gains on investment transactions        57,330
       Net change in unrealized appreciation on
         investments                                       289,531
                                                        ----------
       Net realized and unrealized gains on investments                 346,861
                                                                       --------
Increase in Net Assets Resulting from Operations                       $348,685
                                                                       ========

*                Commencement of operations.


                            VIF- U.S. Small Cap Fund
         For the period from April 11, 1997* through September 30, 1997
--------------------------------------------------------------------------------


Investment Income:
   Interest                                             $    3,166
   Dividends                                                 2,069
                                                        ----------
                                                                      $  5,235

Expenses:
   Advisory (Note 3)                                         4,440
   Administration (Note 3)                                     666
   Fund accounting (Note 3)                                 14,842
   Amortization of organization expenses                       858
   Legal                                                       699
   Audit                                                     7,488
   Miscellaneous                                               838
                                                        ----------
        Total expenses before waivers/ reimbursements                    29,831
        Less expenses waived/ reimbursed (Note 3)                       (23,165)
                                                                       --------
        Net expenses                                                      6,666
                                                                       --------
Net Investment Loss                                                      (1,431)
                                                                       --------

Realized and Unrealized Gains on Investments:
        Net realized gains on investment transactions       46,596
        Net realized loss on foreign currency
             transactions                                      (14)
        Net change in unrealized appreciation on
             investments                                   215,037
                                                        ----------
          Net realized and unrealized gains on
             investments                                                261,619
                                                                       --------
Increase in Net Assets Resulting from Operations                       $260,188
                                                                       ========

* Commencement of operations.

  The accompanying notes are an integral part of the financial statements.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                           VIF- DJG Value Equity Fund
                                                                                                              For the period from
                                                                                                          April 11, 1997* through
                                                                                                               September 30, 1997
                                                                                                                      (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
      Net investment income                                                                                        $        1,824
      Net realized gains on investment transactions                                                                        57,330
      Net change in unrealized appreciation of investments                                                                289,531
                                                                                                                   --------------
Change in net assets resulting from operations                                                                            348,685
                                                                                                                   --------------

Distributions to Shareholders from:
      Net investment income                                                                                                    --
                                                                                                                   --------------
Capital Share Transactions:
      Proceeds from shares issued                                                                                       1,072,010
      Dividends reinvested                                                                                                     --
      Cost of shares redeemed                                                                                              (8,644)
                                                                                                                   --------------
Change in net assets from capital share transactions                                                                    1,063,366

Change in net assets                                                                                                    1,412,051

Net Assets:
      Beginning of period                                                                                                      --
                                                                                                                   --------------
      End of period (including undistributed net investment income of $1,824)                                      $    1,412,051
                                                                                                                   ==============


                            VIF- U.S. Small Cap Fund
                                                                                                              For the period from
                                                                                                          April 11, 1997* through
                                                                                                               September 30, 1997
                                                                                                                      (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
     Net investment loss                                                                                           $       (1,431)
     Net realized gains on investment and foreign currency transactions                                                    46,582
     Net change in unrealized appreciation of investments                                                                 215,037
                                                                                                                   --------------
Change in net assets resulting from operations                                                                            260,188
                                                                                                                   --------------
Distributions to Shareholders from:
     Net investment income                                                                                                     --
                                                                                                                   --------------
Capital Share Transactions:
     Proceeds from shares issued                                                                                        1,054,010
     Dividends reinvested                                                                                                      --
     Cost of shares redeemed                                                                                               (6,630)
                                                                                                                   --------------
Change in net assets from capital share transactions                                                                    1,047,380
                                                                                                                   --------------

Change in net assets                                                                                                    1,307,568

Net Assets:
      Beginning of period                                                                                                      --
                                                                                                                   --------------
      End of period (including undistributed net investment loss of ($1,431))                                      $    1,307,568
                                                                                                                   ==============


*   Commencement of operations


    The accompanying notes are an integral part of the financial statements

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of ten separately managed funds, of which four, OFFITBANK VIF-High Yield Fund (VIF-High Yield
Fund), OFFITBANK VIF-Emerging Markets Fund (VIF-Emerging Markets Fund), OFFITBANK VIF-DJG Value Equity Fund (VIF-DJG Value Equity Fund) and OFFITBANK VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap Fund) (individually, a "Fund", and collectively, the "Funds") had commenced operations on April 1, 1996, August 28, 1996, April 11, 1997 and April 11, 1997, respectively. The VIF-High Yield Fund and VIF-Emerging Markets Fund operate as non-diversified, open-end management investment companies. The VIF-DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The VIF-DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets and VIF-U.S. Small Cap Funds' investment adviser. David J. Greene and Company serves as the VIF-DJG Value Equity Fund's investment adviser. BISYS Fund Services, Limited Partnership ("BISYS"), serves as the Funds' administrator. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares. BISYS Fund Services, Inc., serves as fund accountant and transfer and dividend disbursing agent of the Funds. BISYS, the Distributor, and BISYS Fund Services, Inc. are each a wholly-owned subsidiary of The BISYS Group, Inc.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and are then translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium is accrued daily. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a fund are charged to that fund, while general Company expenses are allocated among the Company's respective portfolios.

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The VIF-High Yield Fund's net investment income, if any, is declared daily and paid monthly. The VIF-Emerging Markets Fund's net investment income, if any, is declared daily and paid quarterly. The VIF-DJG Value Equity And VIF-U.S. Small Cap Funds' net investment income, if any, is declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Permanent book/tax differences are primarily attributable to non-deductible organization costs and foreign exchange gains/losses.

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)
--------------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates or currency movements to a notional principal amount. Gains and losses associated with currency swap transactions are included in realized gains and losses on foreign currency translation.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at September 30, 1997 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At September 30, 1997, there were no outstanding forward currency contracts for the VIF-High Yield, VIF-DJG Value Equity and VIF-U.S. Small Cap Funds. The table below indicates the VIF-Emerging Markets Fund's outstanding forward currency contract positions at September 30, 1997:

                                                                       VALUE ON             VALUE AT             UNREALIZED
                                  CONTRACT           MATURITY         ORIGINATION        SEPTEMBER 30,          APPRECIATION
               CURRENCY           AMOUNTS              DATE              DATE                 1997             (DEPRECIATION)
            ---------------   -----------------    -------------    ----------------    -----------------    --------------------
   Sell          DEM             (595,000)           10-20-97         ($332,172)           ($338,441)             ($3,964)

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments. There were no purchased options owned at September 30, 1997.

The VIF-Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)
--------------------------------------------------------------------------------

0.85% of the first $200  million of  average  daily net assets for the  VIF-High
Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Fund and 0.80% of average daily net assets in excess of $200 million; and 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund. Rockefeller & Co. serves as sub-adviser for the U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the VIF-DJG Value Equity Fund. For the six months ended September 30, 1997, the Adviser earned fees of $111,839 for the VIF-High Yield Fund, and earned and waived fees of $24,335, and $4,440 for the VIF-Emerging Markets and VIF-U.S. Small Cap Funds, respectively. David
J. Greene and Company earned and waived fees of $4,691 for the VIF-DJG Value Equity Fund.

BISYS provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays BISYS a monthly fee for its services which on an annualized basis will not exceed 0.15% of the average daily net assets of the Company. For the six months ended September 30, 1997, BISYS earned fees of $19,736 and waived fees of $12,038 for the VIF-High Yield, and earned and waived fees of $4,056 for the VIF-Emerging Markets Funds. For the period from April 11, 1997 (commencement of operations) to September 30, 1997, BISYS earned and waived fees of $880 and $666 for the VIF-DJG Value Equity Fund and VIF-U.S.
Small Cap Fund, respectively.

BISYS provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services BISYS was paid a fee of $2,500 per month per Fund. For the six months ended September 30, 1997, BISYS earned fees of $15,276 and $14,976 for the VIF-High Yield Fund and VIF-Emerging Markets Fund, respectively. For the period from April 11, 1997 (commencement of operations) to September 30, 1997, BISYS earned fees of $14,584 and $14,842 for the VIF-DJG Value Equity Fund and VIF-U.S. Small Cap Fund, respectively.

BISYS also serves as Transfer Agent for the Funds and pursuant to a transfer agency agreement with the Company, receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the period ended September 30, 1997, BISYS earned fees of $196 and $106 for the VIF-High Yield Fund and VIF-Emerging Markets Fund, respectively. For the period from April 11, 1997 (commencement of operations) to September 30, 1997, BISYS earned fees of $35 and $33 for the VIF-DJG Value Equity Fund and VIF-U.S. Small Cap Fund, respectively.

The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expense ratios for the Funds at 1.15%, 1.50%, 1.25%, and 1.50% for the VIF-High Yield, VIF-Emerging Markets, VIF-DJG Value Equity, and VIF-U.S. Small Cap Funds, respectively. In order to maintain these ratios, for the six months ended September 30, 1997, the Adviser and David J. Greene and Company have waived their advisory fee and have also agreed to reimburse the VIF-High Yield Fund, VIF-DJG Value Equity Fund and VIF-U.S. Small Cap Fund $40,016, $17,355 and $18,059, respectively.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)
--------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

For the period ended September 30, 1997, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), amounted to $13,730,989 and $4,572,799, respectively for the VIF-High Yield Fund, $3,382,839 and $1,393,865, respectively for the VIF-Emerging Markets Fund, $1,030,836 and $249,176 for the VIF-DJG Value Equity Fund and $1,199,806 and $232,187 for the VIF-U.S. Small Cap Fund, respectively. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the period ended September 30, 1997, were as follows:

                                                    VIF-HIGH YIELD                           VIF-EMERGING MARKETS
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ----------------     -----------------      ---------------      ----------------
Shares issued......................              415,949            $4,424,985               90,184              $933,291
Shares reinvested ................                95,662             1,016,130               16,226               170,871
Shares redeemed...................              (291,155)           (3,026,219)              (1,685)              (17,882)
                                         ----------------     -----------------      ---------------      ----------------

Net                                              220,456            $2,414,896              104,725             1,086,280
increase.........................
                                         ================     =================      ===============      ================

                                                 VIF-DJG VALUE EQUITY                         VIF-U.S. SMALL CAP
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ----------------     -----------------      ---------------      ----------------
Shares issued......................              107,201            $1,072,010               99,796            $1,054,010
Shares reinvested ................                    --                    --                   --                    --
Shares redeemed...................                  (748)               (8,644)                (581)               (6,630)
                                         ----------------     -----------------      ---------------      ----------------

Net                                              106,453            $1,063,366               99,215            $1,047,380
increase.........................
                                         ================     =================      ===============      ================

NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Fund invest in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, ability to convert proceeds into U.S. dollars, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign markets and issuers.

                                     PART C
                                OTHER INFORMATION
                                -----------------
Item 24.          Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements:

                  Included in the Prospectus:



                  (1) Financial Highlights for the period ended September 30, 1997 for the OFFITBANK VIF - U.S. Small Cap Fund and for the DJG Value Equity Fund (unaudited).


                  Included in the Statement of Additional Information:


                  With respect to the OFFITBANK VIF - Emerging Markets Fund series and the OFFITBANK VIF - High Yield Fund series of the Registrant only, included in the Annual Report to Shareholders, and incorporated herein by reference in the Statement of Additional Information from the Rule 30-D filing made by the Registrant on May 30, 1997 (Accession Number 0000922423-97-000479):

                  (1)      Portfolio of Investments dated March 31, 1997
                           (audited).
                  (2)      Statements of Assets and Liabilities dated March
                           31, 1997 (audited).
                  (3) Statements of Operations for the period ended March 31, 1997 (audited).
                  (4) Statement of Changes in Net Assets for the period ended March 31, 1997 (audited).
                  (5) Financial Highlights for the period ended March 31, 1997 (audited).
                  (6) Notes to Financial Statements dated March 31, 1997 (audited).


                  With respect to the DJG Value Equity Fund series and the OFFITBANK VIF - U. S. Small Cap Fund series of the Registrant only, included in the Statement of Additional Information:

                  (1) Statements of Operations for the period ended September 30, 1997 (unaudited).
                  (2) Statements of Changes in Net Assets for the period ended September 30, 1997 (unaudited).
                  (3) Notes to Financial Statements dated September 30, 1997 (unaudited).

      (b)      Exhibits:

      Exhibit
      Number                          Description
      ------                          -----------

      Ex-99.B1(a) --   Registrant's Articles of Incorporation (2)
      Ex-99.B1(b) --   Registrant's Articles of Amendment (2)
      Ex-99.B2    --   Registrant's Amended and Restated By-Laws (2)
      Ex-99.B3    --   None.
      Ex-99.B4    --   Form of Specimen Share Certificates (2)
      Ex-99.B5(a) --   Advisory Agreement between Registrant and
                       OFFITBANK (2)
      Ex-99.B5(b) --   Investment Advisory Agreement between the Registrant
                       and David J. Greene and Company (4)
      Ex-99.B5(c) --   Investment Management Agreement between OFFITBANK, the
                       Registrant and Rockefeller & Co. Inc. (4)

      EX-99.B5(d) --   Form of Investment Advisory Agreement between the
                       Registrant and CVO Greater China Partners, L.P. (6)

      Ex-99.B6    --   Distribution Agreement between Registrant and OFFIT
                       Funds Distributor, Inc. (3)
      Ex-99.B7    --   None.
      Ex-99.B8(a) --   Form of Custodian Agreement between Registrant and The
                       Chase Manhattan Bank, N.A. (1)
      EX-99.B8(b) --   Custody Agreement between Registrant and The Bank of
                       New York (3)
      Ex-99.B9(a) --   Administration Agreement between Registrant and BISYS
                       Fund Services Limited Partnership (3)
      Ex-99.B9(b) --   Transfer Agency Agreement between Registrant and BISYS
                       Fund Services, Inc. (3)
      Ex-99.B9(c) --   Participation Agreement among OFFITBANK Variable
                       Insurance Funds, Inc., OFFIT Funds Distributor, Inc.,
                       OFFITBANK, C.M. Life Insurance Company, Connecticut
                       Mutual Life Insurance Company and Connecticut Mutual
                       Financial Services, L.L.C. (2)
      Ex-99.B9(d)  --  Participation Agreement among OFFITBANK Variable
                       Insurance Funds, Inc., OFFIT Funds Distributor, Inc.,
                       OFFITBANK and Security Equity Life Insurance
                       Company (2)
      Ex-99.B9(e)  --  Fund Accounting Agreement between the Registrant and
                       BISYS Fund Services, Inc. (3)
      Ex-99.B10    --  Opinion of Kramer, Levin, Naftalis, Nessen, Kamin &
                       Frankel (2)

      Ex-99.B11(a) -- Consent of Kramer, Levin, Naftalis & Frankel (5) Ex-99.B11(b) -- Consent of Price Waterhouse LLP(5)
      Ex-99.B12    --  None.
      Ex-99.B13    --  Purchase Agreement between Registrant and OFFIT Funds

                       Distributor, Inc. (2)
      Ex-99.B14    --  None.
      Ex-99.B15    --  None.

      Ex-99.B16    --  Schedules for computation of performance quotation for the DJG Value Equity Fund and  VIF-U.S. Small Cap
                       Fund. (5)
      Ex-B. P of A --  Powers of Attorney (2)
      Ex-27        --  Financial Data Schedules (5)

--------------------------------
(1) Filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 6, 1995 and incorporated herein by reference.
(2) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 filed electronically on January 31, 1997, accession number 0000922423-97-000053 and incorporated herein by reference.
(3) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 filed electronically on February 13, 1997, accession number 0000922423-97-000090 and incorporated herein by reference.

(4) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 filed electronically on July 29, 1997, accession number 0000922423-97-000638 and incorporated herein by reference.
(5)    Filed herewith.
(6)    To be filed by Amendment.

Item 25.   Persons Controlled by or Under Common Control with Registrant
           -------------------------------------------------------------

           Not Applicable


Item 26.   Number of Holders of Securities
           -------------------------------


                                                         As of  October 2, 1997
                                                         ----------------------

           OFFITBANK VIF-High Yield Fund                          3

           OFFITBANK VIF-Emerging Markets Fund                    3

           OFFITBANK VIF-Total Return Fund                        0

           OFFITBANK VIF-Global Convertible Fund                  0

           OFFITBANK VIF-U.S. Government Securities Fund          0

           OFFITBANK VIF-U.S. Small Cap Fund                      1

            DJG Value Equity Fund                                 1

           OFFITBANK VIF-Latin American Equity Fund             N/A

           OFFITBANK VIF-CVO Greater China Fund                 N/A

           OFFITBANK VIF-Mortgage Securities Fund               N/A


Item 27.   Indemnification
           ---------------

         Reference is made to Article VII of Registrant's Articles of Incorporation (filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 filed electronically on January 31, 1997, accession number 0000922423-97-000053 and incorporated herein by reference) and Article VIII of Registrant'S Amended and Restated By-Laws (filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 filed electronically on January 31, 1997, accession number 0000922423-97-000053 and incorporated herein by reference).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

         The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

         To the knowledge of Registrant, none of the Directors or executive officers of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

                                                   Principal Occupation or
                                                   Other Employment of a
                             Position with         Substantial Nature During
Name                         OFFITBANK             the Past Two Years
----                         ---------             ------------------

H. Furlong Baldwin           Director              Chairman of the Board,
Mercantile Safe Deposit &                          Mercantile Bankshares
Trust Co.
Two Hopkins Plaza
Baltimore, MD 21201

Morris, W. Offit, C.F.A.     Director              Chairman of the Board
OFFITBANK                                          OFFITBANK
520 Madison Avenue
New York, N.Y. 10022

Marchese Alessandro          Director              Private Investor
     di Montezemolo
200 Murray Place
Southampton, N.Y. 11969

David H. Margolis            Director              Chairman of the
Coltec Industries Inc.                             Executive Committee,
430 Park Avenue                                    Coltec Industries Inc.
New York, N.Y.  10022

Harvey M. Meyerhoff          Director              Chairman of the Board,
Magna Holdings, Inc.                               Magna Holdings, Inc.
25 South Charles Street
Suite 2100
Baltimore, M.D. 21201

George Randolph Packard      Director              Dean, The Paul H. Nitze
4425 Garfield Street, N.W.                         School of Advanced
Washington, D.C. 20007                             International Studies,
                                                   Johns Hopkins University

Edward V. Regan              Director              President, The Jerome
31 West 52nd Street                                Levy Economics Institute
17th floor                                         of Bard College
New York, N.Y.

B. Lance Sauerteig           Director              Private Investor
130 Edgehill Road
New Haven, CT 06511

Herbert P. Sillman           Director              Private Investor
425 Harmon
Birmingham, MI 48009

Ricardo Steinbruch           Director
Grupo Vichuna
Rua Ltacolomi 412
Higlenopolis
Sao Paolo, S.P. Brazil
01239-020

Item 29.   Principal Underwriters
           ----------------------

               (a) In addition to Registrant, OFFIT Funds Distributor, Inc. currently acts as distributor for The OFFITBANK Investment Fund, Inc.

               (b) The information required by this Item 29(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A of Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46960).

               (c) Not applicable.

Item 30.   Location of Accounts and Records
           --------------------------------

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:

         (1)      The OFFITBANK Variable Insurance Fund, Inc.
                  125 West 55th Street
                  New York, New York  10019
                  (Records relating to the Company)

         (2)      OFFITBANK
                  520 Madison Avenue
                  New York, New York  10022
                  (advisory records)

         (3)      OFFIT Funds Distributor, Inc.
                  125 West 55th Street
                  New York, New York  10019
                  (records of principal underwriter)

         (4)      Rockefeller & Co., Inc.
                  30 Rockefeller Plaza
                  New York, New York  10112
                  (records relating to its functions as investment subadviser for OFFITBANK VIF-U.S. Small Cap Fund only)

         (5)      David J. Greene & Company
                  599 Lexington Avenue
                  New York, New York  10022
                  (records relating to its functions as investment adviser for DJG Value Equity Fund only)

         (6)      CVO Greater China Partners, L.P.
                  520 Madison Avenue
                  New York, New York  10022
                  (records relating to its functions as investment adviser for OFFITBANK VIF-CVO Greater China Fund only)

Item 31.   Management Services
           -------------------

           Not applicable.

Item 32.   Undertakings
           ------------

         (a)      Not Applicable

         (b)      None.

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders which will include the information required by item 5A, upon request and without charge.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of October, 1997.



                                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.



                                   By /s/Morris W. Offit
                                      -----------------------------
                                         Morris W. Offit, President




         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 29th day of October, 1997.



SIGNATURE                                   TITLE
---------                                   -----



/s/ Morris W. Offit                         Director, Chairman of
-------------------                         the Board and President
Morris W. Offit                             (Principal Executive Officer)


/s/Edward J. Landau
-----------------------                     Director
Edward J. Landau


   *
-----------------------                     Director
The Very Reverend James Parks Morton


/s/Wallace Mathai-Davis                     Secretary and Treasurer
-----------------------                     (Principal Financial and
Wallace Mathai-Davis                        Accounting Officer)



/s/ Morris W. Offit
-----------------------
Morris W. Offit
Attorney-in-fact


* Attorney-in-Fact pursuant to powers of attorney filed as an exhibit to Registrant's Post-Effective Amendment No. 6 filed electronically on January 31, 1997, accession number 0000922423-97-000053 and incorporated herein by reference.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                                INDEX TO EXHIBITS

Exhibit
Number               Description of Exhibit
------               ----------------------

EX-99.B11(a)         Consent of Kramer, Levin, Naftalis & Frankel

EX-99.B11(b)         Consent of Price Waterhouse LLP


EX-99.B16            Schedules for Computation of performance quotation for the
                     DJG Value Equity Fund and VIF- U.S. Small Cap Fund.


EX-27                Financial Data Schedules